[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          ANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]


                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) CAPITAL
                                OPPORTUNITIES SERIES
                                (FORMERLY MFS(R) VALUE SERIES)

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Maura A. Shaughnessy*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

---------------------------------------------------------------------------------------
  NOT FDIC INSURED                   MAY LOSE VALUE                 NO BANK GUARANTEE
---------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

 o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

 o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

 o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

 o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

 o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 47.42% (including the reinvestment of any distributions). This compares to a 41.65% return for the average capital appreciation portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance and to a 21.04% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

The Series' wireless communications stocks provided exceptionally strong performance. Included in this group were some of our largest holdings, such as NEXTEL in the United States, Mannesmann in Germany, Bouygues in France, and NTT Mobile Communications Network in Japan. Wireless stocks moved to the forefront of the market due to then higher-than-expected subscriber growth. In addition, many of these wireless communications service providers either started to offer or were on the cusp of offering data transmission. The prospect of customers accessing e-mail or the Internet over wireless handsets helped make these companies even more attractive. Telecommunications and cable equipment providers also fared well due to continued strong infrastructure spending. In this area, holdings such as General Instruments, Motorola, and Corning were excellent performers.

Over the period, I also liked technology, especially semiconductor and software stocks. On the semiconductor side, LSI Logic and Analog Devices were two companies that were boosted by an industry rebound that followed signs of an economic recovery in Asia. In addition, wireless communications equipment manufacturers had a steady appetite for the computer chips that enable their products. Software stocks rebounded from difficulties they faced earlier in 1999 brought on by concerns that revenues would stagnate as companies cut back on software spending in preparation for potential Year 2000 (Y2K) computer problems. However, many companies proved resilient as Y2K approached, meeting or beating earnings expectations. As a result, investor sentiment toward them became more positive because of a better outlook for next year. I'd also like to mention that I've recently added to the portfolio's investment in Microsoft. While its share price was beaten down in anticipation of the company's antitrust lawsuit, Microsoft has a solid new product line on deck for 2000, as well as a long history of strong performance. As a result, I believe it won't be long before the company resumes its preeminent position.

It is important to note that even though stocks of Internet companies have skyrocketed due to incredible market momentum, I don't make my investment decisions by following trends. Stocks are chosen for the Series based on the value I believe they offer and on thorough fundamental research into their prospects. Although Internet stock prices have climbed, many of these companies have never posted any earnings. As a result, it's nearly impossible to figure out how to appropriately value the stocks based on fundamental analysis or traditional research techniques. In addition, I've found that "dot.com" companies, particularly those that cater exclusively to consumers, have very questionable business models. If those businesses can't be sustained, then I believe the stocks should plummet just as quickly as they have risen.

This doesn't mean I haven't sought investment opportunities that are a play on the Internet theme. To the contrary, I've found many opportunities in companies that are involved in the explosive growth of this new tool, but with what I feel are much sounder business fundamentals and quantifiable valuations. For example, the Series owns stocks of companies that provide the networking infrastructure for the Internet, such as Cisco Systems, as well as radio broadcasting firms such as Infinity Broadcasting that have benefited from all the "dot.com" advertising.

For most of this year, I've seen a two-tiered, momentum-based stock market. Technology and wireless communications stocks enjoyed substantial gains, but stocks in many other sectors languished at low valuations despite what I viewed as positive fundamentals. With this backdrop, I've continued to pursue my basic investment approach -- looking for companies that I feel offer solid earnings growth whose stocks are selling at reasonable prices relative to alternatives within their sectors. While some of our investments have struggled a bit in this market environment, I remain comfortable with the long-term fundamentals they offer.

Oil services was one area that was attractive to me. Rising oil prices bolstered the performance of domestic oil services concerns such as BJ Services, Schlumberger, and Cooper Cameron. I believe that even if I see the price of oil weaken from time to time, the prospects for this group should remain positive over the next couple of years. I also turned some of my focus to supermarkets, including Kroger, a historically strong player in an industry experiencing considerable consolidation activity. Although supermarkets have generally suffered from fears related to Wal-Mart's plan to offer groceries and from hype regarding Internet-based grocery sales, I feel these fears are generally overblown and will subside. Another industry that caught my eye was insurance, including our investment in Lincoln National. For most of the period, insurance stocks were hurt by rising interest rates and regulatory concerns. That changed in the fourth quarter of 1999 when the U.S. Congress passed legislation eliminating many of the barriers that had existed among banks, insurance companies, brokerages, and other financial services companies. Insurance companies like Lincoln National rebounded because the market recognized their attractiveness as acquisition candidates for banks or other firms.

A few stocks did disappoint during the past year. The first was Rite Aid, the drug store chain. Not only did this company overextend itself by trying to make too many acquisitions in too short a time period, but it's also suspected of committing accounting fraud. As a result, this holding was eliminated from the Series. Another example is Office Depot, in the retail industry. Its stock faltered because investors became concerned that the office supplies industry has become saturated with many competitors. However, I feel the prospects for the company remain solid, so the portfolio still owns a small stake in it.

For an investor like me who focuses on company fundamentals, the market has been hard to understand. It has been driven by momentum and speculation instead of the historically proven method of analyzing a company's business prospects and how they relate to the valuation of its stock. The main question at this point is, how sustainable is the current market environment? There is no easy answer, so I will continue to pursue my approach of looking for companies offering positive earnings growth whose stocks are selling at what I believe are reasonable valuations.

    Respectfully,

/s/ Maura A. Shaughnessy
    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Size: $63.2 million net assets as of December 31, 1999


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1999. Index information is from August 1, 1996.)

                  MFS Capital           S&P 500
                 Opportunities         Composite
                    Series               Index
--------------------------------------------------------------------------------
  8/96             $10,000             $10,000
 12/96              10,878              11,685
 12/97              13,757              15,583
 12/98              17,444              20,036
 12/99              25,717              24,253

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                       1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +47.42%             +136.41%             +157.17%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                           +47.42%             + 33.22%             + 32.23%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year              3 Years                Life*
---------------------------------------------------------------------------------------------------------
Average capital appreciation portfolio+               +41.65%             + 24.37%             + 24.03%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +21.04%             + 27.56%             + 29.60%
---------------------------------------------------------------------------------------------------------
*   For the period from the commencement of the Series' investment operations, August 14, 1996, through
    December 31, 1999. Index information is from August 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 95.1%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 68.9%
  Advertising - 0.5%
    Young & Rubicam, Inc.                                                 4,800          $    339,600
-----------------------------------------------------------------------------------------------------
  Aerospace - 0.5%
    Honeywell International, Inc.                                         4,875          $    281,227
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.9%
    Chase Manhattan Corp.                                                 3,800          $    295,212
    Providian Financial Corp.                                             2,800               254,975
                                                                                         ------------
                                                                                         $    550,187
-----------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Seagate Technology, Inc.*                                             1,300          $     60,531
    Texas Instruments, Inc.                                               3,800               368,125
                                                                                         ------------
                                                                                         $    428,656
-----------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Adelphia Business Solutions*                                          8,200          $    393,600
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Sprint Corp. (PCS Group)*                                             7,750          $    794,375
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Dell Computer Corp.*                                                  7,900          $    402,900
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.1%
    Microsoft Corp.*                                                     17,000          $  1,984,749
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                            3,000          $    327,750
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.1%
    Ariba, Inc.*                                                            400          $     70,950
    BMC Software, Inc.*                                                   9,100               727,431
    Computer Associates International, Inc.                               5,200               363,675
    Computer Network Technology Corp.*                                      800                18,350
    Compuware Corp.*                                                     12,500               465,625
    Etec Systems, Inc.*                                                   6,500               291,688
    Oracle Corp.*                                                         6,018               674,392
    Unisys Corp.*                                                         8,100               258,694
    VERITAS Software Corp.*                                               2,600               372,125
                                                                                         ------------
                                                                                         $  3,242,930
-----------------------------------------------------------------------------------------------------
  Conglomerates - 2.1%
    Tyco International Ltd.                                              33,620          $  1,306,977
-----------------------------------------------------------------------------------------------------
  Electronics - 4.3%
    Altera Corp.*                                                         4,900          $    242,856
    Analog Devices, Inc.*                                                 7,853               730,329
    Intel Corp.                                                           1,300               107,006
    Lam Research Corp.*                                                   1,200               133,875
    LSI Logic Corp.*                                                      8,600               580,500
    Novellus Systems, Inc.*                                               3,400               416,607
    Teradyne, Inc.*                                                       7,500               495,000
                                                                                         ------------
                                                                                         $  2,706,173
-----------------------------------------------------------------------------------------------------
  Entertainment - 6.5%
    CBS Corp.*                                                            9,684               619,171
    Comcast Corp., "A"                                                    6,900               348,881
    Harrah's Entertainment, Inc.*                                        19,406               513,046
    Hearst-Argyle Television, Inc.*                                      11,000               292,875
    Infinity Broadcasting Corp.*                                         41,150             1,489,116
    MediaOne Group, Inc.*                                                 4,000               307,250
    Time Warner, Inc.                                                     7,200               521,550
                                                                                         ------------
                                                                                         $  4,091,889
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Associates First Capital Corp., "A"                                   9,210          $    252,699
    Citigroup, Inc.                                                       6,700               372,269
    Federal Home Loan Mortgage Corp.                                      6,300               296,494
    Merrill Lynch & Co., Inc.                                             1,900               158,650
                                                                                         ------------
                                                                                         $  1,080,112
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    AXA Financial, Inc.                                                  16,440          $    556,905
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.3%
    Bowater, Inc.                                                         5,900          $    320,444
    Jefferson Smurfit Corp.                                              95,600               286,259
    Weyerhaeuser Co.                                                      3,000               215,437
                                                                                         ------------
                                                                                         $    822,140
-----------------------------------------------------------------------------------------------------
  Insurance - 1.9%
    Hartford Financial Services Group, Inc.                              10,429          $    494,074
    Hartford Life, Inc., "A"                                              1,800                79,200
    Lincoln National Corp.                                               15,400               616,000
    Travelers Property Casualty Corp.                                       800                27,400
                                                                                         ------------
                                                                                         $  1,216,674
-----------------------------------------------------------------------------------------------------
  Internet - 0.1%
    FreeMarkets, Inc.*                                                       20          $      6,826
    Phone.com, Inc.*                                                        600                69,563
                                                                                         ------------
                                                                                         $     76,389
-----------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Ingersoll Rand Co.                                                    1,200          $     66,075
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.1%
    American Home Products Corp.                                          8,970          $    353,754
    Bausch & Lomb, Inc.                                                   2,300               157,406
    Boston Scientific Corp.*                                             19,900               435,313
    Pharmacia & Upjohn, Inc.                                              8,800               396,000
                                                                                         ------------
                                                                                         $  1,342,473
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.7%
    Baker Hughes, Inc.                                                   26,600          $    560,262
    BJ Service Co.*                                                       6,600               275,962
    Cooper Cameron Corp.*                                                 6,800               332,775
    Halliburton Co.                                                       4,500               181,125
    Noble Drilling Corp.*                                                12,100               396,275
    Schlumberger Ltd.                                                     3,100               174,375
    Weatherford International, Inc.*                                     10,200               407,363
                                                                                         ------------
                                                                                         $  2,328,137
-----------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Apache Corp.                                                          4,000          $    147,750
    Coastal Corp.                                                         9,700               343,744
    Conoco, Inc.                                                         17,100               425,362
    Conoco, Inc., "A"                                                    10,600               262,350
    EOG Resources, Inc.                                                  23,800               417,988
    Transocean Sedco Forex, Inc.                                          6,706               225,908
                                                                                         ------------
                                                                                         $  1,823,102
-----------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Polaroid Corp.                                                        7,500          $    141,094
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    Meredith Corp.                                                        4,500          $    187,594
    Tribune Co.                                                           6,800               374,425
                                                                                         ------------
                                                                                         $    562,019
-----------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Kansas City Southern Industries, Inc.                                 3,500          $    261,187
-----------------------------------------------------------------------------------------------------
  Stores - 2.3%
    Costco Wholesale Corp.*                                               2,700          $    246,375
    CVS Corp.                                                             9,400               375,412
    Office Depot, Inc.*                                                  20,200               220,938
    Tandy Corp.                                                           6,900               339,394
    TJX Cos., Inc.                                                       11,300               230,944
                                                                                         ------------
                                                                                         $  1,413,063
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                          46,778          $    882,934
    Safeway, Inc.*                                                       12,700               451,644
                                                                                         ------------
                                                                                         $  1,334,578
-----------------------------------------------------------------------------------------------------
  Telecommunications - 17.1%
    Amdocs Ltd.*                                                          3,600          $    124,200
    Ancor Communications, Inc.*                                           2,150               145,931
    ANTEC Corp.*                                                         11,900               434,350
    AT&T Corp.                                                            9,900               502,425
    BroadWing, Inc.*                                                     19,324               712,572
    California Amplifier, Inc.*                                           1,900                49,994
    CenturyTel, Inc.                                                      2,100                99,488
    Cisco Systems, Inc.*                                                  7,300               782,012
    Corning, Inc.                                                        10,000             1,289,375
    EchoStar Communications, Corp.*                                       1,200               117,000
    General Instrument Corp.*                                             7,500               637,500
    GTE Corp.                                                             3,900               275,194
    Insight Communications, Inc.*                                         4,200               124,425
    Level 3 Communications, Inc.*                                         3,100               253,812
    MCI WorldCom, Inc.*                                                  17,700               939,206
    Metromedia Fiber Network, Inc., "A"*                                  8,310               398,361
    Motorola, Inc.                                                        5,500               809,875
    NEXTEL Communications, Inc.*                                          4,800               495,000
    Nortel Networks Corp.                                                 3,700               373,700
    NTL, Inc.*                                                            7,375               920,031
    Tellabs, Inc.*                                                        2,000               128,375
    Tritel, Inc.*                                                           170                 5,387
    UnitedGlobalCom, Inc.*                                                7,400               522,625
    Viatel, Inc.*                                                         1,200                64,350
    Western Wireless Corp.*                                                 800                53,400
    Williams Communications Group, Inc.*                                  5,800               167,838
    Winstar Communications, Inc.*                                         4,800               361,200
    Z-Tel Technologies, Inc.*                                               130                 5,249
                                                                                         ------------
                                                                                         $ 10,792,875
-----------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Union Pacific Corp.                                                   3,100          $    135,238
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    AES Corp.*                                                           11,400          $    852,150
    Calpine Corp.*                                                        7,300               467,200
    CMS Energy Corp.                                                     14,800               461,575
                                                                                         ------------
                                                                                         $  1,780,925
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.5%
    Enron Corp.                                                          11,500          $    510,313
    Williams Cos., Inc.                                                  14,900               455,381
                                                                                         ------------
                                                                                         $    965,694
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $ 43,549,693
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 26.2%
  Australia - 0.5%
    Cable & Wireless Optus (Telecommunications)                          87,700          $    291,807
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.8%
    Global Crossing Ltd. (Telecommunications)*                            5,600          $    280,000
    RSL Communications, Ltd. (Telecommunications)*                       12,200               208,925
                                                                                         ------------
                                                                                         $    488,925
-----------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                                          21,600          $    256,500
    AT&T Canada, Inc. (Telecommunications)*                              11,400               458,850
    Canadian National Railway Co. (Railroads)                             7,900               207,869
    Seagrams Ltd. (Conglomerates)                                         6,300               283,106
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                              12,400               461,900
                                                                                         ------------
                                                                                         $  1,668,225
-----------------------------------------------------------------------------------------------------
  Finland - 2.5%
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                                               4,800          $    180,069
    Nokia Corp., ADR (Telecommunications)                                 4,160               790,400
    Sonera Oyj (Telecommunications)                                       8,800               603,092
                                                                                         ------------
                                                                                         $  1,573,561
-----------------------------------------------------------------------------------------------------
  France - 2.3%
    Bouygues S.A. (Telecommunications)*                                     750          $    476,610
    STMicroelectronics Co. (Electronics)                                  2,325               357,782
    Vivendi (Business Services)                                           7,000               632,006
                                                                                         ------------
                                                                                         $  1,466,398
-----------------------------------------------------------------------------------------------------
  Germany - 2.9%
    Deutsche Telekom AG (Utilities - Telephone)*                          1,800          $    128,164
    Freenet.de AG (Internet)*                                                40                 4,423
    Mannesmann AG (Conglomerate)                                          6,040             1,456,851
    MobilCom AG (Cellular Telephones)                                     2,800               239,690
    PrimaCom AG (Broadcasting)*                                             500                30,313
                                                                                         ------------
                                                                                         $  1,859,441
-----------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Panafon S.A. (Telecommunications)*                                   29,080          $    390,634
-----------------------------------------------------------------------------------------------------
  Hong Kong - 0.5%
    China Telecom Ltd. (Telecommunications)*                             46,000          $    287,019
-----------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)                                                        23,700          $    613,237
-----------------------------------------------------------------------------------------------------
  Italy - 2.5%
    Telecom Italia Mobile S.p.A. (Telecommunications)                   105,000          $  1,172,718
    Telecom Italia S.p.A. (Telecommunications)                           28,100               396,193
                                                                                         ------------
                                                                                         $  1,568,911
-----------------------------------------------------------------------------------------------------
  Japan - 3.0%
    Fast Retailing Co. (Retail)                                             400          $    162,850
    Hitachi Ltd. (Electronics)                                           31,000               497,553
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                             23               393,913
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                   19               730,769
    SOFTBANK CORP. (Internet)                                               100                95,714
                                                                                         ------------
                                                                                         $  1,880,799
-----------------------------------------------------------------------------------------------------
  Netherlands - 3.0%
    Equant N.V. (Computer Software - Services)*                           3,240          $    367,741
    Koninklijke KPN N.V. (Telecommunications)*                            2,415               235,675
    Libertel N.V. (Cellular Telephones)*                                 22,200               581,298
    United Pan - Europe Communications N.V
      (Telecommunications and Cable)*                                     5,500               703,459
                                                                                         ------------
                                                                                         $  1,888,173
-----------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Asia Pulp & Paper Co. Ltd., ADR (Consumer Goods and
      Services)*                                                         29,000          $    228,375
    Chartered Semiconductor Manufacturing Co., ADR
      (Electronics)*                                                        800                58,400
                                                                                         ------------
                                                                                         $    286,775
-----------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Jazztel PLC, ADR (Telecommunications)*                                7,840          $    510,580
-----------------------------------------------------------------------------------------------------
  Sweden - 1.5%
    Ericsson LM, "B" (Telecommunications)                                 9,200          $    592,396
    Ericsson LM, ADR (Telecommunications)                                 1,000                65,687
    NetCom AB (Telecommunications)*                                       3,700               260,459
                                                                                         ------------
                                                                                         $    918,542
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Cable & Wireless Communications PLC
      (Telecommunications)*                                              17,200          $    245,744
    COLT Telecom Group PLC (Telecommunications)*                          2,825               145,741
    COLT Telecom Group PLC, ADR (Telecommunications)*                     1,400               285,600
    NDS Group PLC, ADR (Internet)*                                        4,650               141,825
    Thus PLC (Internet)*                                                  3,880                24,489
                                                                                         ------------
                                                                                         $    843,399
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 16,536,426
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $47,094,994)                                              $ 60,086,119
-----------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.5%
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    UnitedGlobalCom, Inc., 7.00%## (Identified Cost, $165,000)            3,300          $    299,475
-----------------------------------------------------------------------------------------------------
Short-Term Obligation - 3.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                  $   2,235          $  2,234,814
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $49,494,808)                                         $ 62,620,408

Other Assets, Less Liabilities - 0.9%                                                         551,312
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $ 63,171,720
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $49,494,808)             $62,620,408
  Investments of cash collateral for securities loaned, at value
    (identified cost, $7,883,919)                                    7,883,919
  Cash                                                                   4,753
  Receivable for Series shares sold                                    531,049
  Receivable for investments sold                                      894,786
  Interest and dividends receivable                                     18,687
  Deferred organization expenses                                         2,988
  Other assets                                                             956
                                                                   -----------
      Total assets                                                 $71,957,546
                                                                   -----------
Liabilities:
  Payable for Series shares reacquired                             $     2,921
  Payable for investments purchased                                    886,633
  Collateral for securities loaned, at value                         7,883,919
  Payable to affiliate for management fee                                1,272
  Accrued expenses and other liabilities                                11,081
                                                                   -----------
      Total liabilities                                            $ 8,785,826
                                                                   -----------
Net assets                                                         $63,171,720
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $42,797,990
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    13,126,074
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                7,247,656
                                                                   -----------
      Total                                                        $63,171,720
                                                                   ===========
Shares of beneficial interest outstanding                           2,906,427
                                                                    =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $21.74
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $   222,687
    Interest                                                           106,194
    Foreign taxes withheld                                              (4,029)
                                                                   -----------
      Total investment income                                      $   324,852
                                                                   -----------
  Expenses -
    Management fee                                                 $   275,618
    Trustees' compensation                                               2,431
    Shareholder servicing agent fee                                     12,854
    Administrative fee                                                   4,376
    Custodian fee                                                       21,105
    Printing                                                            31,199
    Postage                                                                  5
    Auditing fees                                                       18,121
    Legal fees                                                           3,022
    Amortization of organization expenses                                1,837
    Miscellaneous                                                        7,800
                                                                   -----------
      Total expenses                                               $   378,368
    Fees paid indirectly                                                (4,697)
    Reduction of expenses by investment adviser                         (1,553)
                                                                   -----------
      Net expenses                                                 $   372,118
                                                                   -----------
        Net investment loss                                        $   (47,266)
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 7,270,144
    Foreign currency transactions                                      (32,600)
                                                                   -----------
      Net realized gain on investments and foreign currency
        transactions                                               $ 7,237,544
                                                                   -----------
  Change in unrealized appreciation -
    Investments                                                    $ 9,709,719
    Translation of assets and liabilities in foreign currencies          2,610
                                                                   -----------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 9,712,329
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $16,949,873
                                                                   -----------
          Increase in net assets from operations                   $16,902,607
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                               1999              1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                $    (47,266)     $     28,572
  Net realized gain on investments and foreign currency
    transactions                                                 7,237,544           209,476
  Net unrealized gain on investments and foreign currency
    translation                                                  9,712,329         3,052,898
                                                              ------------      ------------
    Increase in net assets from operations                    $ 16,902,607      $  3,290,946
                                                              ------------      ------------
Distributions declared to shareholders -
  From net investment income                                  $       --        $    (28,505)
  From net realized gain on investments and foreign
    currency transactions                                         (100,358)          (19,522)
                                                              ------------      ------------
    Total distributions declared to shareholders              $   (100,358)     $    (48,027)
                                                              ------------      ------------
Net increase in net assets from Series share transactions     $ 22,461,142      $ 15,005,582
                                                              ------------      ------------
      Total increase in net assets                            $ 39,263,391      $ 18,248,501
Net assets:
  At beginning of period                                        23,908,329         5,659,828
                                                              ------------      ------------

  At end of period (including accumulated net undistributed
    investment income of $0 and $873, respectively)           $ 63,171,720      $ 23,908,329
                                                              ============      ============

See notes to financial statements.


Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------
                                                          1999                1998                1997                 1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $14.79              $11.68              $10.66                $10.00
                                                        ------              ------              ------                ------
Income from investment operations# -
  Net investment income (loss)(S)                       $(0.02)             $ 0.03              $ 0.12                $ 0.07
  Net realized and unrealized gain on investments
    and foreign currency                                  7.02                3.11                2.66                  0.88
                                                        ------              ------              ------                ------
      Total from investment operations                  $ 7.00              $ 3.14              $ 2.78                $ 0.95
                                                        ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                            $  --               $(0.02)             $(0.09)               $(0.03)
  From net realized gain on investments and
    foreign currency transactions                        (0.05)              (0.01)              (1.54)                (0.21)
  In excess of net realized gain on investments
    and foreign currency transactions                      --                  --                  --                  (0.01)
  From capital                                             --                  --                (0.13)                (0.04)
                                                        ------              ------              ------                ------
      Total distributions declared to
        shareholders                                    $(0.05)             $(0.03)             $(1.76)               $(0.29)
                                                        ------              ------              ------                ------
Net asset value - end of period                         $21.74              $14.79              $11.68                $10.66
                                                        ======              ======              ======                ======
Total return                                             47.42%              26.80%              26.47%                 8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.02%               1.02%               1.02%                 1.02%+
  Net investment income (loss)                           (0.13)%              0.21%               0.91%                 1.72%+
Portfolio turnover                                         152%                144%                270%                   44%
Net assets at end of period (000 omitted)              $63,172             $23,908              $5,660                $1,351

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                      $(0.02)             $ 0.02              $(0.02)               $(0.04)
      Ratios (to average net assets):
        Expenses##                                        1.03%               1.11%               2.08%                 3.83%+
        Net investment income (loss)                     (0.14)%              0.12%              (0.18)%               (1.11)%+
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities (the Series), formerly known as MFS Value Series, is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 17 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S dollar and to the effects of changes in each country's legal political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $7,690,541. These loans were collateralized by U.S. Treasury securities of $54,508 and cash of $7,883,919 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
                                                     SHARES         AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      7,883,919        $7,883,919

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, accumulated undistributed net investment income was increased by $46,393, accumulated net realized gain on investments and foreign currency transactions was decreased by $42,562 and paid in capital was decreased by $3,831 due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $71,001.

Each Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                      $   365,664         $   976,256
                                                -----------         -----------
Investments (non-U.S. government securities)    $75,778,549         $52,504,875
                                                ===========         ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $49,541,437
                                                                    -----------
Gross unrealized appreciation                                       $14,963,694
Gross unrealized depreciation                                        (1,884,723)
                                                                    -----------
    Net unrealized appreciation                                     $13,078,971
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                        YEAR ENDED DECEMBER 31, 1999       YEAR ENDED DECEMBER 31, 1998
                                       -----------------------------       ----------------------------
                                            SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              1,585,132       $27,479,475        1,423,149       $18,806,882
Shares issued to shareholders in
  reinvestment of distributions              5,754           100,358            3,280            48,045
Shares reacquired                         (301,261)       (5,118,691)        (293,995)       (3,849,345)
                                         ---------       -----------        ---------       -----------
    Net increase                         1,289,625       $22,461,142        1,132,434       $15,005,582
                                         =========       ===========        =========       ===========

(6) Line of Credit
The Series and other affiliated Series' participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $303. The Series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Series, formerly known as MFS Value Series, (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

The Series has designated $18,873 as a capital gain dividend for the year ended December 31, 1999.

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 54.56%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VCO-2 2/00 39.5M